TRANSAMERICA LANDMARK NY VARIABLE ANNUITY

(formerly AUSA Landmark Variable Annuity)

Issued by

Transamerica Financial Life Insurance Company

(formerly AUSA Life Insurance Company, Inc.)

Supplement dated May 1, 2003

to the

Prospectus dated May 1, 2003

The following hereby amends, and to the extent inconsistent replaces, the corresponding Fee Table and Expenses in the prospectus.

Optional Separate Account Expenses:

Premium Enhancement Rider(1)	0.45%

Example	1 Year	3 Years	5 Years	10 Years

If the policy is surrendered at the end of the applicable time period.	$1,767	$3,132	$4,464	$7,315

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy.	$867	$2,502	$4,014	$7,315

(1)	The premium enhancement rider fee is only deducted during the first nine policy years.